Exhibit 99.1

Mortgage Pool

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.180	1	$517,500.00	0.07%	517,500.00	360	667	90.00
6.250	242	148,878,703.21	19.85	615,201.25	360	747	74.38
6.375	394	264,200,901.04	35.23	670,560.66	360	748	73.29
6.405	2	1,049,300.00	0.14	524,650.00	360	696	88.20
6.460	1	518,500.00	0.07	518,500.00	360	689	85.00
6.470	1	470,000.00	0.06	470,000.00	360	709	84.23
6.500	294	179,369,477.13	23.92	610,100.26	360	743	74.69
6.585	1	518,500.00	0.07	518,500.00	360	718	85.00
6.625	89	52,186,485.15	6.96	586,365.00	360	740	74.53
6.630	1	583,794.22	0.08	583,794.22	359	685	95.00
6.735	1	512,900.00	0.07	512,900.00	360	669	89.98
6.750	70	43,756,856.83	5.83	625,097.95	359	730	76.93
6.875	47	29,604,869.95	3.95	629,890.85	360	737	78.19
7.000	16	10,247,200.00	1.37	640,450.00	360	743	78.07
7.125	5	2,601,043.18	0.35	520,208.64	358	703	74.95
7.250	12	7,583,354.02	1.01	631,946.17	360	722	71.19
7.375	5	2,779,265.74	0.37	555,853.15	359	743	74.66
7.500	2	2,378,000.00	0.32	1,189,000.00	360	744	72.05
7.625	1	493,500.00	0.07	493,500.00	360	760	75.00
7.875	1	590,000.00	0.08	590,000.00	360	733	79.73
8.250	1	500,000.00	0.07	500,000.00	360	760	64.52
8.500	1	650,000.00	0.09	650,000.00	360	731	63.73
Total	1,188	$749,990,150.47	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders.  As of the cut-off date, the weighted average mortgage rate of the mortgage loans (net of such premiums) was approximately 6.472% per annum.  Without the adjustment, the weighted average on the mortgage loans was approximately 6.474% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 – 450,000.00	129	$56,428,333.27	7.52%	437,428.94	6.480	360	736	74.36
450,000.01 – 500,000.00	247	118,048,406.83	15.74	477,928.77	6.479	360	743	74.43
500,000.01 – 550,000.00	205	107,577,482.92	14.34	524,768.21	6.467	360	746	75.47
550,000.01 – 600,000.00	159	91,467,387.68	12.20	575,266.59	6.515	360	739	76.20
600,000.01 – 650,000.00	133	83,668,727.14	11.16	629,088.17	6.497	359	741	75.40
650,000.01 – 700,000.00	59	40,047,241.50	5.34	678,766.81	6.449	360	751	74.09
700,000.01 – 750,000.00	49	35,602,146.41	4.75	726,574.42	6.413	360	748	76.43
750,000.01 – 1,000,000.00	155	136,661,535.47	18.22	881,687.33	6.462	360	746	75.56
1,000,000.01 – 1,500,000.00	29	35,607,867.04	4.75	1,227,857.48	6.450	359	749	69.59
1,500,000.01 – 2,000,000.00	19	34,284,023.43	4.57	1,804,422.29	6.470	360	752	65.58
2,000,000.01 and Above	4	10,596,998.78	1.41	2,649,249.70	6.480	360	740	68.23
Total	1,188	$749,990,150.47	100.00%
__________
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $631,304.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660-679	64	$36,193,400.00	4.83%	565,521.88	6.563	360	671	78.74
680-699	75	43,052,006.62	5.74	574,026.75	6.526	359	690	78.01
700-719	194	120,575,652.42	16.08	621,523.98	6.489	360	709	73.95
720 and Above	855	550,169,091.43	73.36	643,472.62	6.461	360	760	74.01
Total	1,188	$749,990,150.47	100.00%
__________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 744.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	37	$25,970,974.07	3.46%	701,918.22	6.452	360	755	41.32
50.01 to 55.00	21	15,874,453.00	2.12	755,926.33	6.360	360	748	53.49
55.01 to 60.00	39	26,868,151.20	3.58	688,926.95	6.415	359	753	57.39
60.01 to 65.00	56	35,772,822.32	4.77	638,800.40	6.475	360	746	62.57
65.01 to 70.00	126	85,048,214.40	11.34	674,985.83	6.481	360	748	68.39
70.01 to 75.00	133	84,696,774.08	11.29	636,817.85	6.487	360	744	73.28
75.01 to 80.00	735	454,084,563.83	60.55	617,802.13	6.474	360	743	79.67
80.01 to 85.00	8	3,864,450.00	0.52	483,056.25	6.649	360	718	84.12
85.01 to 90.00	21	11,743,399.00	1.57	559,209.48	6.572	360	715	89.15
90.01 to 95.00	12	6,066,348.57	0.81	505,529.05	6.555	359	738	94.17
Total	1,188	$749,990,150.47	100.00%
_________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 74.46%.
(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	33	$23,425,974.07	3.12%	709,878.00	6.452	360	756	40.73
50.01 to 55.00	20	13,964,453.00	1.86	698,222.65	6.359	360	746	53.34
55.01 to 60.00	35	24,252,551.20	3.23	692,930.03	6.412	359	753	56.86
60.01 to 65.00	49	30,724,322.32	4.10	627,026.99	6.429	360	746	62.41
65.01 to 70.00	115	77,966,705.39	10.40	677,971.35	6.493	360	747	67.58
70.01 to 75.00	119	73,200,076.25	9.76	615,126.69	6.501	360	742	72.85
75.01 to 80.00	407	262,130,179.11	34.95	644,054.49	6.440	360	748	79.11
80.01 to 85.00	49	29,967,810.32	4.00	611,587.97	6.472	360	736	77.65
85.01 to 90.00	220	135,559,137.46	18.07	616,177.90	6.498	360	743	79.72
90.01 to 95.00	49	27,633,306.95	3.68	563,945.04	6.558	360	729	83.00
95.01 to 100.00	92	51,165,634.40	6.82	556,148.20	6.578	360	720	79.79
Total	1,188	$749,990,150.47	100.00%
_________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans was approximately 78.55%.
(2)	Takes into account any secondary financing on the mortgage loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	41	$25,046,165.62	3.34%	610,882.09	6.527	360	741	75.88
California	471	295,331,362.07	39.38	627,030.49	6.484	360	745	72.98
Colorado	24	16,811,366.06	2.24	700,473.59	6.398	360	745	73.85
Florida	57	36,503,790.95	4.87	640,417.39	6.466	360	746	74.58
Illinois	31	18,547,596.44	2.47	598,309.56	6.576	360	750	74.99
Maryland	46	25,757,860.00	3.43	559,953.48	6.517	360	732	78.22
New Jersey	63	39,128,443.10	5.22	621,086.40	6.525	360	742	76.13
New York	59	38,997,490.56	5.20	660,974.42	6.451	360	744	75.09
Texas	31	18,675,678.85	2.49	602,441.25	6.485	360	746	75.33
Utah	25	15,358,265.50	2.05	614,330.62	6.544	358	740	76.14
Virginia	59	35,256,285.80	4.70	597,564.17	6.445	360	745	76.47
Washington	51	32,902,801.85	4.39	645,152.98	6.445	360	744	75.28
Other (less than 2%)	230	151,673,043.67	20.22	659,448.02	6.435	360	743	74.92
Total	1,188	$749,990,150.47	100.00%
_________
(1)
The Other row in the preceding table includes 32 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.612% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	311	$176,980,618.33	23.60%	569,069.51	6.481	360	733	70.88
Purchase	560	362,709,978.47	48.36	647,696.39	6.458	360	750	77.25
Refinance (Rate/Term)	317	210,299,553.67	28.04	663,405.53	6.496	360	741	72.65
Total	1,188	$749,990,150.47	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2-4 Family Residence	7	$4,803,612.73	0.64%	686,230.39	6.542	360	738	75.34
Condominium Hotel	1	1,540,000.00	0.21	1,540,000.00	6.250	360	783	80.00
Cooperative	5	4,417,750.00	0.59	883,550.00	6.304	359	775	63.99
Low-Rise Condominium	67	39,999,153.32	5.33	597,002.29	6.535	360	747	76.88
Planned Unit Development	345	222,882,155.78	29.72	646,035.23	6.498	360	745	74.66
Single Family Residence	763	476,347,478.64	63.51	624,308.62	6.459	360	743	74.23
Total	1,188	$749,990,150.47	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Owner Occupied	1,111	$700,814,352.56	93.44%	630,796.00	6.476	360	743	74.52
Second/Vacation Home	77	49,175,797.91	6.56	638,646.73	6.452	360	756	73.55
Total	1,188	$749,990,150.47	100.00%
__________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	1,036	$646,763,820.80	86.24%	624,289.40	6.476	744	74.42
359	113	77,739,884.98	10.37	687,963.58	6.464	743	74.34
358	17	11,184,254.80	1.49	657,897.34	6.466	738	73.20
357	10	6,400,394.90	0.85	640,039.49	6.524	742	79.41
356	4	3,214,300.38	0.43	803,575.10	6.381	746	80.00
355	2	1,552,424.81	0.21	776,212.41	6.430	750	72.93
354	2	911,611.62	0.12	455,805.81	6.250	717	88.06
350	1	466,603.18	0.06	466,603.18	7.125	781	71.85
343	1	650,000.00	0.09	650,000.00	6.750	761	72.22
300	2	1,106,855.00	0.15	553,427.50	6.375	735	69.22
Total	1,188	$749,990,150.47	100.00%
__________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	725	$450,693,710.29	60.09%	621,646.50	6.450	360	745	73.96
120	463	299,296,440.18	39.91	646,428.60	6.510	360	741	75.21
Total	1,188	$749,990,150.47	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,184	$746,368,338.29	99.52%	630,378.66	6.473	360	744	74.47
36	1	433,213.18	0.06	433,213.18	6.500	358	814	70.00
60	3	3,188,599.00	0.43	1,062,866.33	6.876	360	736	72.54
Total	1,188	$749,990,150.47	100.00%